Slide:  1  Title:  Cincinnati Bell
4th Quarter and Full Year 2007 Review  SubTitle:  February 7, 2008

Slide:  2  Title:  Agenda    Performance Highlights           Jack Cassidy, President & CEO     2. Operational & Financial Overview    Brian Ross, Chief Financial Officer    3. Q & A

Slide:  3  Title:  Safe Harbor  Body:    Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words “believes,” “anticipates,” “plans,” “intends,” “expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell’s ability to maintain its market position in communications services, including wireless, wireline and internet services; general economic trends affecting the purchase or supply of communication services; world and national events that may affect the ability to provide services; changes in the regulatory environment; any rulings, orders or decrees that may be issued by any court or arbitrator; restrictions imposed under various credit facilities and debt instruments; work stoppages caused by labor disputes; adjustments resulting from year-end audit procedures; and Cincinnati Bell’s ability to develop and launch new products and services. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Forms 8-K. The forward-looking statements included in this presentation represent estimates as of the date on the first slide. It is anticipated that subsequent events and developments will cause estimates to change.

Slide:  4  Title:  Performance Highlights    Jack Cassidy    President & CEO

Slide:  5  Title:  2007 Accomplishments    Overview    Technology  Solutions    Wireless    Wireline    Achieved  6% Revenue growth while increasing EBITDA 3%  Increased EPS $.02 excluding special items  Met/Exceeded guidance  Continued customer and product diversification        Grew revenue 19% and EBITDA 36%  Increased DC capacity by 40K sq ft  Reached 93% DC utilization  Expanded data center portfolio by geography and further into SMB      Increased revenue 12% and EBITDA 39%  Achieved 9% postpaid subscriber growth  Improved EBITDA margins by 5 pts to 25%  Maintained postpaid churn at 1.55%          Achieved significant revenue growth in data, expansion mkts, and LD  Increased DSL subscribers by 12%  Maintained DSL churn at 1.9%  Continued cost-cutting efforts

Slide:  6  Title:  2007 Revenue Growth
  Body:  14% increase in Wireless service revenue  +$24M, 13% postpaid  +$5M, 12%  prepaid    Wireline Data/Other  +9% data growth  +10% LD growth  +$10M customer premise inside wire project    19% increase in Technology Solutions  +$19M/ 11% Telecom and IT equipment  +$20M/ 43% data center/ managed services        ($’s in millions)    $1,270    ($32)    $33    $43    ($7)    $1,349    * May not foot due to rounding    $42

Slide:  7  Title:  2007 EBITDA Growth  Body:  +39% Wireless EBITDA  due to +$32M service revenue    -$7M Wireline   Driven by local voice revenue decline  mostly offset by growth in data and long distance    +$7M Technology Solutions   +$42M revenue growth  +2% pts gross profit     -$6M Corporate  $4M 2006 sale of a broadband bankruptcy claim receivable    ($’s in millions)    * May not foot due to rounding

Slide:  8  Title:  Earnings per Share* Growth  Body:  EPS growth of $.02  EBITDA up $15M  Interest expense down $7M    YTD Special Items EPS effect  -$.09 in 2007 primarily due to restructure charges  +$.01 in 2006 related to various items    Actual 4Q07 EPS = ($.01)  (Net income $.7M  less $2.6M preferred dividend  divided by 247.6M shares)        (*Excludes special items)    $.08    $.07    $.31    $.33

Slide:  9  Title:  Diversification of Revenue Base  Body:  Consumer Wireline Voice  down to 17% from 20% in 2006    Wireless & Technology Solutions  combined up to 40% from 37% in 2006        (before intercompany eliminations)    (includes Long Distance)    17%    19%    21%    19%    10%    14%

Slide:  10  Title:  2007 Revenue by Market
. . .Increasing business % of total    (before intercompany eliminations)    Consumer  43%    Business  57%  Body:  Revenue growth from business customers   +$74M Business revenue  Up 2pts from 2006    Business y/y revenue growth of 10%  19% growth in Technology Solutions  17% growth in wireless revenue

Slide:  11  Title:  Data Center Build Out Update    Estimated Capacity Growth (sq ft)    (in thousands)    by qtr end    144K sq ft capacity  40K sq ft commissioned in 2007  45K under construction  22K sq ft acquired from GramTel (13K completed and 9K under construction)    93% utilization at Dec-07  39K new billing contracts in 2007;  up 47%    Sales Funnel Strong  Additional 20K already billing in 1Q08

Slide:  12  Title:  GramTel Acquisition Rationale  Body:  What Is It?  Co-location, disaster recovery, and data backup services provider  Small & mid-sized Midwest businesses  22K square feet of data center space  13K completed and 9K under construction  Four facilities in three states  Focus on “data intensive” verticals  legal, healthcare, education, financial  Strong relationships with marquee and SMB customers   4 of top 10 law firms in Chicago    Why Did We Do It?  Expands successful data center presence on a regional basis   Target market complementary to our CBTS enterprise business  Leverage new product offerings  Return on capital equals or exceeds high rates of return on existing data center investments

Slide: 13 Title: eGix Acquisition Rationale Body: What Is It? Facilities-based CLEC offering a full array of managed IP solutions  Focus on small and medium-sized midwest businesses Serves as a single source to business customers for: Integrated IP voice (“VoIP”) and data services Local line services, high speed Internet Access, and a full suite of business applications, messaging, and IT services Why Did We Do It? Builds on success in Dayton Strong, scalable distribution channel Customer base which to sell data center and other IT solutions Return on capital equals or exceeds high rates of return on existing data center investments

Slide: 14 Title: 2008 Focus Areas Grow Defend De-lever/ Balance Sheet  Minimize in territory consumer access line loss Continue ongoing cost reduction initiatives Leverage new integrated products   Continue de-levering the balance sheet Execute $150M stock repurchase over 2 years  Focus on Enterprise/SMB Grow Wireless revenue, margins, and subscriber metrics Execute on regional acquisitions Increase data center capacity and utilization

Slide:  15  Title:  Operational & Financial Overview    Brian Ross    Chief Financial Officer

Slide: 16 Title: Segment Financials ($’s in millions) Excludes corporate and eliminations

Slide:  17  Title:  Wireless Revenue and EBITDA  Body:  Continued double digit service revenue and EBITDA growth    Service revenue up 14% from 4Q06 and $2M from 3Q07  Postpaid subs up 9%      13%    14%    19%    12%    ($’s in millions)    15%    28%    160%    48%    48%    35%

Slide:  18  Title:  2007 Y/Y Wireless Margin Expansion  Body:    EBITDA and margin growth primarily due to expanding service revenue    2008 service revenue growth to drive margin toward 30%      ($’s in millions)    * May not foot due to rounding    25%    22%

Slide:  19  Title:  Postpaid Wireless Growth   Body:  Subscriber growth driving the 10% y/y postpaid service revenue increase    Net adds of 9K down 40% y/y  Although consumer gross adds were down, high value smart data plans (primarily blackberry) increased 236% vs. 4Q06  Postpaid churn at 1.59%    $46 ARPU – flat y/y  Lower voice offset by 21% higher data          ($’s in millions)    (in thousands)    13%    9%    16%    15%    12%

Slide:  20  Title:  Prepaid Wireless    22% growth in prepaid service revenue  ARPU up 15% y/y  Subscribers up 5%   4K net adds  4Q seasonally up vs 3Q  Down 2K y/y  Sales of higher usage plans continues to drive ARPU increase  15% increase in ARPU y/y  Data 31% of total ARPU in 4Q07 (vs. 21% 4Q06)    Prepaid Service Revenue    ($’s in millions)

Slide:  21  Title:  Technology Solutions Revenue    Segment revenue +26% y/y    Telecom and IT equipment up 17% y/y  Large accounts and data center relationships driving increase    Data Center and Managed Services revenue increased 53% y/y and 5% sequentially  Increased billable data center space by 47% from 2006      ($’s in millions)

Slide: 22 Title: Technology Solutions Profit Gross profit margin +$5M Partially driven by Data Center and Managed Services growth Segment +76% EBITDA y/y 12.4% margin Record $10M quarter ($’s in millions)

Slide:  23  Title:  Flat Wireline EBITDA  Body:  Voice revenue down 9%  Access line loss = ($6.6M)  ARPU = ($3.1M)  Bundle and promotional discounts    Data revenue up 8%  12% DSL subscriber growth  7% data transport    Cost Reductions/Other  +$4M FAS106/87  +$4M nonrecurring operating tax payment in 2006  -$2M labor increase          $96.3    ($’s in millions)    ($9.7)    $4.8    $96.8    * May not foot due to rounding    $5.4

Slide:  24  Title:  CLEC Success Leads to Recent Acquisitions    ($’s in millions)    (units in thousands)

Slide:  25  Title:  DSL Subscriber Activity  Body:  12% subscriber base growth y/y  222,000 subscribers at year end    4K net adds  Down 7K on lower gross and higher churn    42% penetration of in-territory consumer primary lines  8 percentage point improvement vs 4Q06        1.7%    1.7%    1.9%    2.1%    2.0%

Slide:  26  Title:  ILEC Access Line Loss    Total access line loss was 6% y/y  7.7% ILEC loss  24% increase in CLEC lines  Business lines up 2%    Gross add decline appears to be stabilizing    Deactivations continue y/y improvement  Churn remains well below 2%    (in thousands)

Slide:  27  Title:  Capital Expenditures  Body:  Combined Wireline and Wireless spending 11% of revenue in 2007    Technology Solutions up $26M vs 4Q06  Data Center investment    2007 Capex was 17% of revenue  +83M above 2006 due to 85K sq ft data center construction  Below guidance    ($ in millions)    * May not foot due to rounding

Slide:  28  Title:  2007 Free Cash Flow vs Guidance    ($ in millions)  Body:  $22M customer prepayment used to fund a $20M early pension payment in 4Q07  $20M contribution funds management early retirement benefits  eliminates need for required 2008 contribution  reduces mandatory new pension legislation funding 2007  - 2013    Working Capital mostly due to $4M spectrum auction deposit in 4Q07    * May not foot due to rounding

Slide:  29  Title:  2007 Use of Free Cash Flow  Body:  Acquisitions closed in 2007  $5M purchase of Lebanon cable  $19M GramTel data center deal closed end of 2007    $9M capital lease obligations    $27M net debt reduction    * May not foot due to rounding

Slide:  30  Title:  Net Debt Down $27M in 2007          $100M combined reduction in net debt and pension/post-retiree benefits  $27M net debt   $73M pension and post-retiree    Committed to reducing net debt and leverage           ($’s in millions)    * May not foot due to rounding

Slide: 31 Body: Costs associated with initiative to align future cost structure with anticipated revenue Primarily consumer ILEC voice Management Early Retirement Offered to 230 employees in 4Q07 45% take rate Up to 3 years to retire Curtailment Accelerated management pension and post retirement expense Other Other workforce reductions  Fourth Quarter Restructure Charge  (in millions)  Management Early Retirement

Slide:  32  Title:  2008 Guidance

Slide:  33        Title:  2008 EBITDA Guidance
      Growth areas and cost reductions continue to outpace access line losses    Acquisitions included in guidance  eGix in Wireline  GramTel in Technology Solutions    2.5% growth in 2008    ($’s in millions)

Slide:  34        Title:  2008 Capex Guidance
      Technology Solutions  50K sq ft of capacity to begin construction in 2008 for completion in 2009    Wireless  Increase in 2008 mostly related to 3G buildout

Slide: 35    Title: 2008 Free Cash Flow Guidance  ($’s in millions)  Lower interest payments in 2008 Less debt/lower rate   Working Capital/Other 2007 uses not recurring $32M operating taxes $24M pension contribution Receive second of two $21.5M data center customer prepayments 1st payment received in 4Q07   * May not foot due to rounding

Slide:  36    Non-GAAP Reconciliations  (please refer to the Earnings Financials)